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                                                                   Exhibit 10.52

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

         This Amendment No. 1 to Employment Agreement ("Agreement") is entered into between LOWRANCE ELECTRONICS, INC., a Delaware corporation having offices at 12000 East Skelly Drive, Tulsa, Oklahoma 74128 ("Employer" or "Company"), and Jane M. Kaiser, an individual currently residing at 6212 E. El Paso Street, Broken Arrow, Oklahoma 74014 ("Employee"), to be effective as of April 7, 2004.

         In consideration of the mutual promises, covenants, and obligations contained herein, the parties agree as follows:

         1. RECITALS.

                  (a) Employer and Employee entered into a certain Employment Agreement (the "Employment Agreement") dated as of April 7, 2000 (the "Effective Date"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

                  (b) The Initial Term of the Employment Agreement ended on April 7, 2002, without either party having provided the other party with written notice of termination.

                  (c) The Renewal Term of the Employment Agreement automatically began on April 7, 2002, and will expire on April 7, 2004.

                  (d) Employer and Employee desire to enter into this Agreement to extend the Renewal Term of the Employment Agreement for one (1) additional year.

         2. AMENDMENT. The definition of "Renewal Term", as such term is used in Exhibit A to the Employment Agreement, is hereby amended to mean the period commencing on the expiration of the Initial Term and terminating on April 7, 2005. For purposes of the Employment Agreement, "Term" shall mean the period commencing on the Effective Date and terminating upon the expiration of the Renewal Term, as amended herein.

         IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement in multiple originals to be effective on the date first written above.

LOWRANCE ELECTRONICS, INC.                    EMPLOYEE

By: ________________________________          ______________________________
    Darrell J. Lowrance, President            Jane M. Kaiser

This ____ day of ___________, 2004.           This ____ day of __________, 2004.